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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 24, 1999 relating to the financial statements, which appear in Catalyst Semiconductor, Inc.'s Annual Report on Form 10-K for the year ended May 2, 1999.



/s/ PricewaterhouseCoopers LLP
-----------------------------
PricewaterhouseCoopers LLP

San Jose, California
December 7, 1999